SEGMENT REPORTING	12 Months Ended
Dec. 31, 2011
SEGMENT REPORTING

NOTE 18 - SEGMENT REPORTING

The Company measures segment income (loss) as income (loss) from continuing operations less depreciation and amortization.  The reportable segments are components of the Company which offer different products or services and are separately managed, with separate financial information available that is separately evaluated regularly by the Company’s Chief Executive Officer in determining the performance of the business.  Prior to January 1, 2009, the Company operated in two operating and reporting segments, consumer automotive dealership and commercial vehicles sales/leasing. The consumer automotive dealership business segment was sold in December 2009, as a result of which it has been classified as a discontinued operation for all periods presented. As of December 31, 2011 and 2010, commercial vehicles sales/leasing is the Company’s only operating segment.